Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Genesco Inc. (the “Company”) on Form 10-Q for the period ending July 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Thomas A. George, Senior Vice President - Finance and Interim Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Thomas A. George
Thomas A. George
Senior Vice President - Finance and Interim Chief Financial Officer
September 9, 2021